UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2008

China Automotive Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-3123	33-0885775
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

No. 1 Henglong Road, Yu Qiao Development Zone
Shashi District, Jing Zhou City
Hubei Province
People’s Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-5981 8527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by China Automotive Systems, Inc (the “Registrant”) with the Securities and Exchange Commission on April 9, 2008 (the “Initial Report”), announcing the completion of the acquisition of an additional 35.5% equity interest in Jingzhou Henglong Automotive Parts Co., Ltd. (“Jingzhou Henglong”) by Great Genesis Holdings Limited, a wholly-owned subsidiary of the Registrant, and other parties. As a result of the acquisition, the Registrant now holds 80% of the equity interest in Jingzhou Henglong.

The information previously reported in the Initial Report is hereby incorporated by reference into this Form 8-K/A. This Current Report on Form 8-K/A is being filed solely to include the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, which was not available at the time of the earlier filing. Except as described in this Explanatory Note, no other information in the Initial Report is modified or amended hereby. Capitalized terms used herein and not otherwise defined shall have the respective meaning ascribed to them in the Initial Report.

Item 9.01 Financial Statements and Exhibits

TABLE OF CONTENTS

(a) Financial Statements of Business Acquired.

The Registrant has, for every period in which Jingzhou Henglong financial statements would otherwise be required to be presented, consolidated such statements in the Registrant’s own financial statements. Consequently, reference is made to the audited consolidated financial statements of the Registrant for the years ended December 31, 2006 and December 31, 2007, filed with the Registrant’s annual reports on Form 10-K filed on April 2, 2007 and March 25, 2008 respectively.

The pro forma effects of acquiring the additional minority interest described above are illustrated in the pro forma financial statements provided elsewhere in this Form 8-K/A.

(b) Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Consolidated Financial Statements	3

Unaudited Pro Forma Consolidated Balance Sheet at December 31, 2007	4

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2007	5

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006	6

Notes to Unaudited Pro Forma Consolidated Financial Statements	7

CHINA AUTOMOTIVE SYSTEMS, INC.

INTRODUCTION TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

On March 31, 2008, Wiselink Holdings Limited, “Wiselink”, Great Genesis Holdings Limited, “Great Genesis”, a wholly-owned subsidiary of China Automotive Systems, Inc., “the Company” and other parties entered into an equity transfer transaction, the “Acquisition”, documented by an Equity Transfer Agreement, the “Agreement”, pursuant to which Wiselink agreed to transfer and assign a 35.5% equity interest in Jingzhou Henglong Automotive Parts Co. Ltd., “Jingzhou Henglong” to Great Genesis for a total consideration of US$32,090,000, the “Consideration”. As a result of the transaction, the Company will hold a 80% equity interest in Jingzhou Henglong.

Under the terms of the Agreement, the Consideration is to be paid as follows: US$10,000,000 cash was paid by Great Genesis to Wiselink on April 30, 2008, and the balance of the purchase price (US$22,090,000) is to be paid (assuming shareholder approval of the full stock issuance as noted below) by issuance of 3,023,542 shares of common stock of the Registrant, valued at US$7.3060 per share determined as of January 22, 2008, in its capacity as the 100% parent company of Great Genesis.

The issuance of 1,170,000 shares of the 3,023,542 shares took place on April 22, 2008. The balance of the shares will be issued upon shareholder approval of the issuance as contemplated by the Agreement and the rules of the NASDAQ Stock Market. In the event that shareholder approval is not obtained, Great Genesis will issue Wiselink a subordinated non-interest bearing promissory note payable in three years in a principal amount based on 1,853,542 shares multiplied by the volume weighted average price per share of the Company’s common share calculated with respect to the twenty (20) days prior to the one year anniversary of the Agreement, but in no event greater than US$13,541,978. The pro forma financial statements which follow assume that stockholder approval will be obtained.

The unaudited pro forma consolidated balance sheet as at December 31, 2007 and statement of operations for the years ended December 31, 2007 and 2006 include the historical consolidated statements of operations of the Registrant, giving effect to the Acquisition as if it had occurred on January 1, 2007 and 2006. This information is only a summary, and you should read it in conjunction with the Company’s historical consolidated financial statements and related notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the annual reports, quarterly reports and other information on file with the Securities and Exchange Commission and the Company’s historical consolidated financial statements and related notes contained elsewhere in this Form 8-K/A.

The accompanying unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations in future periods.

CHINA AUTOMOTIVE SYSTEMS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2007

	December 31, 2007
	Historical statement		(Notes 4) Pro Forma Adjustments		Pro Forma
Current assets
Cash and cash equivalents	$19,487,159	(a	)	$(10,000,000)	$9,487,159
Pledged cash deposits	4,645,644				4,645,644
Accounts and notes receivable, net	82,022,643				82,022,643
Prepayments & other receivables, net	922,578				922,578
Inventories	20,193,286				20,193,286

Total current assets	127,271,310			(10,000,000)	117,271,310
Properties, plants & equipment, net	46,585,041				46,585,041
Intangible assets, net	589,713				589,713
Other receivables, net	888,697				888,697
Advance payment for properties, plant & equipment	6,260,443				6,260,443
Long-term investment	73,973	(a	)	32,090,000	73,973
		(b	)	(32,090,000)
Deferred income tax assets	1,315,510				1,315,510
Total assets	$182,984,687			$(10,000,000)	$172,984,687
Current liabilities
Bank loans	$13,972,603			$--	$13,972,603
Accounts and notes payable	47,530,383				47,530,383
Customers deposits	135,627				135,627
Accrued payroll and related costs	2,664,464				2,664,464
Accrued expenses and other payables	14,938,055	(e	)	(3,890,411)	11,047,644
Accrued pension costs	3,622,729				3,622,729
Taxes payable	9,080,493				9,080,493
Amounts due to shareholders/directors	304,601				304,601
Total current liabilities	92,248,955			(3,890,411)	88,358,544
Advances payables	334,600				334,600
Total liabilities	92,583,555			(3,890,411)	88,693,144
Minority interests	23,166,270	(b	)	(4,615,029)	13,652,651
		(c	)	(4,700,967)
		(d	)	(197,623)
Stockholders’ equity
Common stock	2,396	(a	)	302	2,698
Additional paid-in capital	30,125,951	(a	)	22,089,698	24,740,678
		(b	)	(27,474,971)
Retained earnings-
Appropriated	7,525,777				7,525,777
Unappropriated	23,591,275	(c	)	4,700,967	32,182,653
		(e	)	3,890,411
Accumulated other comprehensive income	5,989,463	(d	)	197,623	6,187,086
Total stockholders’ equity	67,234,862			3,404,030	70,638,892
Total liabilities and shareholders’ equity	$182,984,687			$(10,000,000)	$172,984,687

CHINA AUTOMOTIVE SYSTEMS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2007

	For the year ended December, 31 2007
	Historical statement		(Notes 4) Pro Forma Adjustments		Pro Forma
Product sales	$133,597,003			$-	$133,597,003
Cost of product sold	88,273,955				88,273,955

Gross profit	45,323,048				45,323,048

Add: gain on other sales	554,150				554,150

Less: operating expenses
Selling expenses	9,674,476				9,674,476
General and administrative expenses	9,026,717				9,026,717
R & D expenses	1,666,274				1,666,274
Depreciation and amortization	4,243,930				4,243,930

Total operating expenses	24,611,397				24,611,397

Income from operations	21,265,801				21,265,801
Other income, net	38,462				38,462
Financial (expenses)	(566,986)				(566,986)

Income before income taxes	20,737,277				20,737,277
Less: income taxes	2,231,032				2,231,032

Income before minority interests	18,506,245			-	18,506,245
Less: minority interests	9,646,339	(c	)	(4,700,967)	4,945,372

Net income	$8,859,906			$4,700,967	$13,560,873
Net income per common share -
Basic and diluted	$0.37				$0.50
Weighted average number of common shares outstanding-
Basic	23,954,370	(a	)	3,023,542	26,977,912
Diluted	23,958,705	(a	)	3,023,543	26,982,248

CHINA AUTOMOTIVE SYSTEMS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2006

	For the year ended December, 31 2006
	Historical statement		(Notes 4) Pro Forma Adjustment		Pro Forma
Product sales	$95,766,439			$--	$95,766,439
Cost of product sold	62,856,625				62,856,625
					--
Gross profit	32,909,814				32,909,814

Add: gain on other sales	279,216				279,216

Less: operating expenses
Selling expenses	7,772,068				7,772,068
General and administrative expenses	7,810,187				7,810,187
R & D expenses	1,066,050				1,066,050
Depreciation and amortization	3,776,003				3,776,003

Total operating expenses	20,424,308				20,424,308

Income from operations	12,764,722				12,764,722
Other income, net	94,257				94,257
Financial (expenses)	(832,844)				(832,844)

Income before income taxes	12,026,135				12,026,135
Less: income taxes	1,669,081				1,669,081

Income before minority interests	10,357,054			-	10,357,054
Less: minority interests	5,545,350	(c	)	(2,737,159)	2,808,191

Net income	$4,811,704			$2,737,159	$7,548,863

Net income per common share
Basic and diluted	$0.21				$0.29

Weighted average number of common shares outstanding-
Basic	23,198,113	(a	)	3,023,542	26,221,655
Diluted	23,210,675	(a	)	3,023,542	26,234,217

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of presentation

The accompanying unaudited pro forma consolidated financial statements were prepared by the management to give effect to the proposed Acquisition based on the available information, using assumptions that we believe are reasonable. The Acquisition is more fully described in Note 2 and the basis of the assumptions are described in Note 3. The Acquisition is being presented in these unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated financial statements were prepared with reference to the following:

(a) the audited consolidated financial statements of the Company as of December 31, 2007; and

(b) the audited consolidated financial statements of the Company as of December 31, 2006.

The unaudited pro forma consolidated financial statements were prepared in accordance with the United States Generally Accepted Accounting Principles, “GAAP” and should be read in conjunction with the foregoing financial statements and notes hereto.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position and results of operations of the Company had the Acquisition and related transactions and other pro forma adjustments been effected on the dates indicated. Further, the unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position and results of operations that may be obtained in the future.

2. The Acquisition

On March 31, 2008, the Company’s wholly-owned subsidiary, Great Genesis and Wiselink, both controlled by Hanlin Chen and his family, entered into an equity transfer agreement, pursuant to which Wiselink agreed to transfer and assign its 35.5% equity interest in Jingzhou Henglong, one of the Company’s currently consolidated subsidiaries, to Great Genesis for a total consideration of US$32,090,000.

Under the terms of the Agreement, the Consideration is paid as follows: US$10,000,000 cash was paid by Great Genesis to Wiselink on April 30, 2008, and the balance of the purchase price (US$22,090,000) is to be paid by issuance of 3,023,542 shares of common stock of the Company, valued at US$7.3060 per share determined as of January 22, 2008, in its capacity as the 100% parent company of Great Genesis. The payment of 1,853,542 shares of the 3,023,542 shares is dependent upon shareholder approval, which will be sought at the Company’s upcoming Annual General Meeting. If approval is not obtained, Great Genesis will issue Wiselink a subordinated non-interest bearing promissory note payable in three years in a principal amount based on 1,853,542 shares multiplied by the volume weighted average price per share of the Company’s common share calculated with respect to the twenty (20) days prior to the one year anniversary of the Agreement, but in no event greater than US$13,541,978, as described elsewhere in the Form 8-K/A to which these pro forma statements are an exhibit. Under the terms of the Agreement, Great Genesis is deemed to be the owner of the equity concerned commencing from January 1, 2008. The Acquisition is considered as a business combination of companies under common control and is being accounted for in a manner of pooling-of-interests.

3. Pro forma assumptions

The unaudited pro forma consolidated financial statements incorporated the following pro forma assumptions:

The equity transfer transaction was completed on either January 1, 2007 or January 1, 2006. As of the closing date, US$10,000,000 cash was paid by Great Genesis to the shareholders of Wiselink, 3,023,542 shares of common stock of the Company was issued, at par value of $0.0001 per share. The value of the shares issued was valued at US$7.3060 per share.

4. Pro forma adjustments

The unaudited pro forma consolidated financial statements include the following adjustments:

(a) To record the investment in 35.5% equity interests in Jingzhou Henglong of US$32,090,000 by way of cash payment of US$10,000,000 by Great Genesis to the shareholders of Wiselink, and the issuance of 3,023,542 shares of common stock, par value of $0.0001 per share, of the Company for the balance of the consideration. The value of the shares issued was valued at US$7.3060 per share. The difference between the issuance price and par value has been credited into additional paid-in capital. As of January 1, 2007, $22,089,698 have been credited into additional paid-in capital.

(b) To record the elimination of the investment in 35.5% equity interest in Jingzhou Henglong of US$32,090,000 and the associated minority interests of $4,625,029 as at January 1, 2007. The difference between investment cost and minority interests $27,474,971 has been debited into additional paid-in capital, as at January 1, 2007.

(c) To record the reduction of net income shared by the minority shareholder, Wiselink, of $4,700,967 and $2,737,159 for the years ended December 31, 2007 and 2006, respectively, as a result of the Acquisition.

(d) To record the reduction of the other comprehensive income shared by the minority shareholder, Wiselink, by $197,623 for the year ended December 31, 2007, as a result of the Acquisition.

(e) To record the reduction of dividends shared by the minority shareholder, Wiselink, of $3,890,411 for the year ended December 31, 2007, as a result of the Acquisition.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc. (Registrant)

Date: May 8, 2008	By:	/s/ Hanlin Chen
Hanlin Chen Chairman